                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                            January 17, 2008
                            ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated January 17, 2008



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On January 17, 2008 Westamerica Bancorporation announced their earnings for the fourth quarter of 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
January 17, 2008

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-13
                         January 17, 2008

January 17, 2008

WESTAMERICA BANCORPORATION REPORTS ANNUAL EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported net income for the year ended December 31, 2007 of $89.8 million, compared to $98.8 million for 2006. Diluted earnings per share
(EPS) for 2007 were $2.98, compared to $3.11 for the year 2006. Return on shareholders' equity for the year 2007 was 22.1 percent and return on assets was
1.93 percent, compared to 23.4 percent and 2.01 percent, respectively, for the year 2006.

Net income for the fourth quarter 2007 totaled $21.8 million, or EPS of $0.74, compared to net income of $22.0 million and EPS of $0.74 for the third quarter 2007, and net income of $24.0 million and EPS of $0.77 for the fourth quarter 2006. Fourth quarter 2007 results include a $2.3 million litigation expense for Westamerica's proportionate share of Visa's litigation exposure for which Visa's members are responsible. Management currently anticipates that the Company's proportional share of the proceeds of the planned initial public offering by Visa will more than offset any liabilities related to Visa litigation. Fourth quarter 2007 results also include a $700 thousand income tax refund, derived from an amended 2003 tax return, which reduced income tax expense. The expense for Visa litigation and the income tax refund combined to reduce net income by $590 thousand, or diluted earnings per share by $0.02.

"Our net interest margin increased to 4.53 percent in the fourth quarter 2007, compared to 4.34 percent in the third quarter 2007. The margin improvement was in large part due to declining short-term interest rates, which allowed us to reduce our cost of funds. Our consistent application of traditional, conservative loan underwriting practices over the last several years has helped maintain relatively steady loan quality. Our total non-performing assets were $5.8 million at December 31, 2007, compared to $5.7 million at September 30, 2007, $5.2 million at December 31, 2006 and $6.5 million at December 31, 2005," said Chairman, President and CEO David Payne. "Throughout 2007, we also focused on improving our fee income, which increased seven percent over 2006, and reducing our ongoing operating expenses, which fell two percent from 2006. We are proud to have generated a 22 percent return on our shareholders' equity in 2007," continued Payne.

Net interest income on a fully taxable equivalent basis was $46.8 million in the fourth quarter of 2007 compared to $45.6 million in the prior quarter and $49.0 million in the same quarter a year ago. The fourth quarter 2007 net interest margin on a fully taxable equivalent basis was 4.53 percent, compared to 4.34 percent for the previous quarter and 4.49 percent for the fourth quarter of 2006. For the full year 2007, net interest income and the net interest margin on a fully taxable equivalent basis were $185.3 million and 4.40 percent, compared to $204.7 million and 4.57 percent, respectively, for 2006.

The provision for credit losses was $475 thousand for the fourth quarter of 2007, compared to $75 thousand for the previous quarter and $70 thousand for the year ago quarter. The increase in the provision for credit losses in the fourth quarter 2007 reflects Management's assessment of credit risk for the Company. In addition to increasing the provision for credit losses, Management reduced the reserve for unfunded credit commitments by $400 thousand during the fourth quarter 2007 to reflect a reduction in unfunded construction loan commitments. As discussed below, the reduction in the reserve for unfunded credit commitments was recorded in other expenses.

Noninterest income in the fourth quarter of 2007 totaled $14.7 million, unchanged from the prior quarter and compared to $13.7 million reported for the year ago quarter. The increase from the year ago quarter is due to higher deposit service charges and merchant card processing fees. For the full year 2007, noninterest income increased to $59.3 million from $55.3 million for 2006. The $4.0 million annual increase is primarily attributable to higher deposit service charges, merchant card processing fees, debit card fees, and $822 thousand company owned life insurance proceeds recognized in 2007.

Noninterest expense for the fourth quarter of 2007 totaled $27.2 million compared to $24.9 million in the prior quarter and $24.5 million in the year ago quarter. The increase from the prior quarter is primarily attributable to:
* A $402 thousand increase in data processing costs,
* A $221 thousand reduction in personnel expenses,
* A $149 thousand reduction in equipment costs,
* Lower other expenses primarily attributable to a $400 thousand reduction in the reserve for unfunded credit commitments, and
* The $2.3 million Visa litigation charge.
The higher data processing expenses and lower personnel and equipment costs are primarily due to conversion of the Company's item processing function to an outside vendor. This conversion occurred during the third quarter 2007 and is not expected to change overall expenses by a meaningful amount.

The increase in noninterest expense from the year ago quarter is primarily attributable to higher data processing expenses and the Visa litigation, offset in part by the reduction in the reserve for unfunded credit commitments, all of which are described above.

For the full year 2007, noninterest expense was $101.4 million, down from $101.7 million for 2006. The decrease is primarily attributable to:
* A $2.2 million reduction in personnel costs,
* A $647 thousand reduction in equipment costs,
* A $548 thousand reduction in professional fees,
* $434 thousand lower intangible asset amortization,
* A $1.0 million increase in data processing costs,
* A $299 increase in occupancy costs,
* The $400 thousand reduction in the reserve for unfunded credit commitments, and
* The $2.3 million Visa litigation charge.

Shareholders' equity was $395 million at December 31, 2007, and the equity-to-asset ratio was 8.7 percent. At December 31, 2007, there were approximately 1.4 million shares remaining to purchase under the Company's existing share repurchase program. At December 31, 2007, the Company's assets totaled $4.6 billion and loans outstanding totaled $2.5 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 86 branches throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
       Westamerica Bancorporation
       Robert A. Thorson - SVP & Chief Financial Officer
       707-863-6840


FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2007 and Form 10-K for the year ended December 31, 2006, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                     #######

WESTAMERICA BANCORPORATION           Public Information January 17, 2008
FINANCIAL HIGHLIGHTS
 December 31, 2007

1. Net Income Summary.


                                   (dollars in thousands except per-share amounts)
                                                             Q4'07 /                 Q4'07 /                           12/31'07YTD/
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Net Interest Income                $46,812     $49,029        -4.5%    $45,563         2.7%   $185,348    $204,703        -9.5%
       (Fully Taxable Equivalent)
  2 Provision for Credit Losses            475          70       578.6%         75       533.3%        700         445        57.3%
  3 Noninterest Income:
  4 Life Insurance Gains                     0           0         n/m           0         n/m         822           0         n/m
  5 Other                               14,657      13,747         6.6%     14,644         0.1%     58,456      55,347         5.6%
                                   ------------------------            ------------            ------------------------
  6 Total Noninterest Income            14,657      13,747         6.6%     14,644         0.1%     59,278      55,347         7.1%
  7 Noninterest Expense:
  8 VISA Litigation                      2,338           0         n/m           0         n/m       2,338           0         n/m
  9 Other                               24,868      24,492         1.5%     24,853         0.1%     99,090     101,724        -2.6%
                                   ------------------------            ------------            ------------------------
 10 Total Noninterest Expense           27,206      24,492        11.1%     24,853         9.5%    101,428     101,724        -0.3%
                                   ------------------------            ------------            ------------------------
 11 Income Before Taxes (FTE)           33,788      38,214                  35,279                 142,498     157,881
 12 Income Tax Provision (FTE)          11,956      14,256       -16.1%     13,257        -9.8%     52,722      59,075       -10.8%
                                   ------------------------            ------------            ------------------------
 13 Net Income                         $21,832     $23,958        -8.9%    $22,022        -0.9%    $89,776     $98,806        -9.1%
                                   ========================            ============            ========================

 14 Average Shares Outstanding          29,213      30,699        -4.8%     29,532        -1.1%     29,753      31,202        -4.6%
 15 Diluted Average Shares              29,575      31,204        -5.2%     29,915        -1.1%     30,165      31,739        -5.0%
       Outstanding
 16 Operating Ratios:
 17   Basic Earnings Per Share           $0.75       $0.78        -4.2%      $0.75         0.0%      $3.02       $3.17        -4.7%
 18   Diluted Earnings Per Share         $0.74        0.77        -3.9%       0.74         0.0%       2.98        3.11        -4.4%
 19   Return On Assets                    1.90%       1.98%                   1.89%                   1.93%       2.01%
 20   Return On Equity                    21.7%       22.8%                   21.7%                   22.1%       23.4%
 21   Net Interest Margin (FTE)           4.53%       4.49%                   4.34%                   4.40%       4.57%
 22   Efficiency Ratio (FTE)              44.3%       39.0%                   41.3%                   41.5%       39.1%

 23 Dividends Paid Per Share             $0.34       $0.34         0.0%      $0.34         0.0%      $1.36       $1.30         4.6%
 24 Dividend Payout Ratio                   46%         44%                     46%                     46%         42%



2. Net Interest Income.


                                   (dollars in thousands)
                                                             Q4'07 /                 Q4'07 /                           12/31'07YTD/
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Interest and Fee Income (FTE)      $63,295     $66,512        -4.8%    $64,708        -2.2%   $257,903    $269,971        -4.5%
  2 Interest Expense                    16,483      17,483        -5.7%     19,145       -13.9%     72,555      65,268        11.2%
                                   ------------------------            ------------            ------------------------
  3 Net Interest Income (FTE)          $46,812     $49,029        -4.5%    $45,563         2.7%   $185,348    $204,703        -9.5%
                                   ========================            ============            ========================

  4 Average Earning Assets          $4,124,196  $4,366,675        -5.6% $4,198,859        -1.8% $4,213,511  $4,477,047        -5.9%
  5 Average Interest-Bearing         2,830,235   2,975,221        -4.9%  2,905,457        -2.6%  2,905,370   3,091,231        -6.0%
       Liabilities
  6 Yield on Earning Assets (FTE)         6.11%       6.07%                   6.14%                   6.12%       6.03%
  7 Cost of Funds                         1.58%       1.58%                   1.80%                   1.72%       1.46%
  8 Net Interest Margin (FTE)             4.53%       4.49%                   4.34%                   4.40%       4.57%
  9 Interest Expense/Interest-            2.30%       2.32%                   2.60%                   2.50%       2.11%
       Bearing Liabilities
 10 Net Interest Spread (FTE)             3.81%       3.75%                   3.54%                   3.62%       3.92%



3. Loans & Other Earning Assets.


                                   (average volume, dollars in thousands)
                                                             Q4'07 /                 Q4'07 /                           12/31'07YTD/
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Total Assets                    $4,556,715  $4,793,700        -4.9% $4,628,728        -1.6% $4,641,460  $4,910,671        -5.5%
  2 Total Earning Assets             4,124,196   4,366,675        -5.6%  4,198,859        -1.8%  4,213,511   4,477,047        -5.9%
  3 Total Loans                      2,496,403   2,547,524        -2.0%  2,514,685        -0.7%  2,511,763   2,576,791        -2.5%
  4   Commercial Loans                 615,093     637,194        -3.5%    625,490        -1.7%    620,841     665,414        -6.7%
  5   Commercial Real Estate Loans     864,464     915,577        -5.6%    871,225        -0.8%    879,952     916,677        -4.0%
  6   Consumer Loans                 1,016,846     994,753         2.2%  1,017,970        -0.1%  1,010,970     994,700         1.6%
  7 Total Investment Securities      1,627,793   1,819,151       -10.5%  1,684,174        -3.3%  1,701,748   1,900,256       -10.4%
  8   Available For Sale               569,832     630,826        -9.7%    590,749        -3.5%    593,898     645,853        -8.0%
         (Market Value)
  9   Held To Maturity               1,057,961   1,188,325       -11.0%  1,093,425        -3.2%  1,107,850   1,254,403       -11.7%
 10       HTM Unrealized Gain            4,134      (9,356)        n/m      (4,974)        n/m       4,134      (9,356)        n/m
             (Loss) at Period-End
 11 Loans / Deposits                      75.1%       71.7%                   74.9%                   74.5%       70.6%


WESTAMERICA BANCORPORATION           Public Information January 17, 2008
FINANCIAL HIGHLIGHTS
 December 31, 2007

4. Deposits &  Other Interest-Bearing Liabilities.


                                   (average volume, dollars in thousands)
                                                             Q4'07 /                 Q4'07 /                           12/31'07YTD/
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Total Deposits                  $3,325,154  $3,553,379        -6.4% $3,358,163        -1.0% $3,371,853  $3,648,103        -7.6%
  2   Noninterest Demand             1,258,496   1,332,213        -5.5%  1,254,530         0.3%  1,262,723   1,329,107        -5.0%
  3   Interest-Bearing Transaction     546,485     593,236        -7.9%    566,556        -3.5%    569,286     617,956        -7.9%
  4   Savings                          805,321     896,538       -10.2%    810,213        -0.6%    826,336     956,699       -13.6%
  5   Time greater than $100K          512,610     505,390         1.4%    519,488        -1.3%    503,469     504,980        -0.3%
  6   Time less than $100K             202,242     226,002       -10.5%    207,376        -2.5%    210,039     239,361       -12.3%
  7 Total Short-Term Borrowings        726,783     717,114         1.3%    764,992        -5.0%    759,390     734,970         3.3%
  8   Fed Funds Purchased              544,640     517,913         5.2%    621,165       -12.3%    596,711     525,068        13.6%
  9   Other Short-Term Funds           182,143     199,201        -8.6%    143,827        26.6%    162,679     209,902       -22.5%
 10 Long-Term Debt                      36,794      36,941        -0.4%     36,832        -0.1%     36,850      37,265        -1.1%
 11 Shareholders' Equity               398,703     417,597        -4.5%    402,016        -0.8%    406,028     422,541        -3.9%

 12 Demand Deposits /                     37.8%       37.5%                   37.4%                   37.4%       36.4%
       Total Deposits
 13 Transaction & Savings Deposits        78.5%       79.4%                   78.4%                   78.8%       79.6%
       / Total Deposits



5. Interest Yields Earned & Rates Paid.


                                   (dollars in thousands)
                                                  Q4'07                                           Q4'06
                                   ------------------------------------   Q3'07    ------------------------------------
                                     Average     Income/      Yield/      Yield/     Average     Income/      Yield/
                                      Volume     Expense       Rate        Rate       Volume     Expense       Rate
                                   ------------------------------------------------------------------------------------
  1 Interest & Fees Income Earned
  2   Total Earning Assets (FTE)    $4,124,196     $63,295        6.11%       6.14% $4,366,675     $66,512        6.07%
  3   Total Loans (FTE)              2,496,403      41,389        6.58%       6.68%  2,547,524      42,450        6.61%
  4     Commercial Loans (FTE)         615,093      11,986        7.73%       8.07%    637,194      12,810        7.98%
  5     Commercial Real Estate         864,464      15,492        7.11%       7.10%    915,577      16,361        7.09%
           Loans
  6     Consumer Loans               1,016,846      13,911        5.43%       5.45%    994,753      13,279        5.30%
  7   Total Investment               1,627,793      21,906        5.38%       5.32%  1,819,151      24,062        5.29%
         Securities (FTE)
  8 Interest Expense Paid
  9   Total Earning Assets           4,124,196      16,483        1.58%       1.80%  4,366,675      17,483        1.58%
 10   Total Interest-Bearing         2,830,235      16,483        2.30%       2.60%  2,975,221      17,483        2.32%
         Liabilities
 11   Total Interest-Bearing         2,066,658       9,126        1.75%       1.88%  2,221,166       9,283        1.66%
         Deposits
 12      Interest-Bearing              546,485         515        0.37%       0.37%    593,236         486        0.33%
            Transaction
 13     Savings                        805,321       1,636        0.81%       0.81%    896,538       1,203        0.53%
 14     Time less than $100K           202,242       1,716        3.37%       3.36%    226,002       1,773        3.11%
 15     Time greater than $100K        512,610       5,259        4.07%       4.61%    505,390       5,821        4.57%
 16   Total Short-Term Borrowings      726,783       6,779        3.65%       4.40%    717,114       7,622        4.16%
 17     Fed Funds Purchased            544,640       6,341        4.56%       5.15%    517,913       6,936        5.24%
 18     Other Short-Term Funds         182,143         438        0.95%       1.18%    199,201         686        1.37%
 19   Long-Term Debt                    36,794         578        6.29%       6.28%     36,941         578        6.26%

 20 Net Interest Income and Margin (FTE)           $46,812        4.53%       4.34%                $49,029        4.49%



6. Noninterest Income.


                                   (dollars in thousands except per share amounts)
                                                             Q4'07 /                 Q4'07 /                           12/31'07YTD/
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Service Charges on Deposit          $7,422      $6,990         6.2%     $7,569        -1.9%    $30,235     $28,414         6.4%
       Accounts
  2 Merchant Credit Card Income          2,817       2,652         6.2%      2,808         0.3%     10,841       9,860         9.9%
  3 ATM Fees & Interchange                 709         676         4.9%        723        -1.9%      2,824       2,824        -0.0%
  4 Debit Card Fees                        972         902         7.8%        969         0.3%      3,797       3,489         8.8%
  5 Financial Services Commissions         265         331       -19.9%        383       -30.8%      1,321       1,368        -3.4%
  6 Mortgage Banking Income                 32          45       -28.9%         29        10.3%        124         179       -30.6%
  7 Trust Fees                             303         311        -2.6%        337       -10.1%      1,281       1,178         8.7%
  8 Other Income                         2,137       1,840        16.2%      1,826        17.0%      8,033       8,035        -0.0%
                                   ------------------------            ------------            ------------------------
  9 Sub-total                           14,657      13,747         6.6%     14,644         0.1%     58,456      55,347         5.6%
 10 Life Insurance Gains                     0           0         n/m           0         n/m         822           0         n/m
                                   ------------------------            ------------            ------------------------
 11 Total Noninterest Income           $14,657     $13,747         6.6%    $14,644         0.1%    $59,278     $55,347         7.1%
                                   ========================            ============            ========================
 12 Operating Ratios:
 13    Total Revenue (FTE)             $61,469     $62,776        -2.1%    $60,207         2.1%   $244,626    $260,050        -5.9%
 14    Noninterest Income /               23.8%       21.9%                   24.3%                   24.2%       21.3%
          Revenue (FTE)
 15    Service Charges /                  0.89%       0.78%                   0.89%                   0.90%       0.78%
          Deposits (annualized)
 16    Total Revenue Per Share           $8.35       $8.11         2.9%      $8.09         3.2%      $8.22       $8.33        -1.3%
          (annualized)


WESTAMERICA BANCORPORATION           Public Information January 17, 2008
FINANCIAL HIGHLIGHTS
 December 31, 2007

7. Noninterest Expense.


                                   (dollars in thousands)
                                                             Q4'07 /                 Q4'07 /                           12/31'07YTD/
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Salaries & Benefits                $12,366     $12,405        -0.3%    $12,587        -1.8%    $50,142     $52,302        -4.1%
  2 Occupancy                            3,386       3,227         4.9%      3,327         1.8%     13,346      13,047         2.3%
  3 Equipment                              934       1,174       -20.4%      1,083       -13.8%      4,302       4,949       -13.1%
  4 Data Processing                      2,202       1,529        44.0%      1,800        22.3%      7,069       6,097        15.9%
  5 Courier                                845         891        -5.2%        854        -1.1%      3,404       3,627        -6.1%
  6 Postage                                391         431        -9.3%        404        -3.2%      1,602       1,648        -2.8%
  7 Telephone                              343         365        -6.0%        342         0.3%      1,398       1,634       -14.4%
  8 Professional Fees                      534         614       -13.0%        451        18.4%      1,889       2,437       -22.5%
  9 Stationery & Supplies                  365         314        16.2%        323        13.0%      1,271       1,163         9.3%
 10 Loan Expense                           195         199        -2.0%        217       -10.1%        750         882       -14.9%
 11 Operational Losses                     234         320       -26.9%        228         2.6%        793         892       -11.1%
 12 Amortization of Identifiable           893       1,016       -12.1%        893         0.0%      3,653       4,087       -10.6%
       Intangibles
 13 Other Operating                      2,180       2,007         8.6%      2,344        -7.0%      9,471       8,959         5.7%
                                   ------------------------            ------------            ------------------------
 14 Sub-total                           24,868      24,492         1.5%     24,853         0.1%     99,090     101,724        -2.6%
 15 VISA Litigation                      2,338           0         n/m           0         n/m       2,338           0         n/m
                                   ------------------------            ------------            ------------------------
 16 Total Noninterest Expense          $27,206     $24,492        11.1%    $24,853         9.5%   $101,428    $101,724        -0.3%
                                   ========================            ============            ========================

 17 Full Time Equivalent Staff             868         891        -2.6%        876        -0.9%        887         909        -2.4%
 18 Average Assets /  Full Time         $5,250      $5,380        -2.4%     $5,284        -0.6%     $5,233      $5,402        -3.1%
       Equivalent Staff
 19 Operating Ratios:
 20    FTE Revenue / Full Time            $281        $280         0.5%       $273         3.0%       $276        $286        -3.6%
          Equiv. Staff (annualized)
 21    Noninterest Expense /              2.62%       2.23%                   2.35%                   2.41%       2.27%
          Earning Assets
             (annualized)
 22    Noninterest Expense /              44.3%       39.0%                   41.3%                   41.5%       39.1%
          Revenues



8. Provision for Credit Losses.


                                   (dollars in thousands)
                                                             Q4'07 /                 Q4'07 /                           12/31'07YTD/
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Provision for Credit Losses           $475         $70       578.6%        $75       533.3%       $700        $445        57.3%
  2 Gross Loan Losses                    1,162         848        37.1%      1,031        12.7%      5,681       3,622        56.8%
  3 Net Loan Losses                        906          78      1063.2%        610        48.5%      3,524         964       265.6%
  4 Recoveries / Gross Loan Losses          22%         91%                     41%                     38%         73%
  5 Average Total Loans             $2,496,403  $2,547,524        -2.0% $2,514,685        -0.7% $2,511,763  $2,576,791        -2.5%
  6 Net Loan Losses / Loans               0.14%       0.01%                   0.10%                   0.14%       0.04%
       (annualized)
  7 Provision for Credit Losses /         0.08%       0.01%                   0.01%                   0.03%       0.02%
       Loans (annualized)
  8 Provision for Credit Losses /         52.4%       89.9%                   12.3%                   19.9%       46.2%
       Net Loan Losses



9. Credit Quality.


                                   (dollars in thousands)
                                                            12/31/07 /              12/31/07 /
                                      12/31/07    12/31/06  12/31/06     9/30/07     9/30/07      6/30/07    3/31/07    9/30/06
                                   ------------------------------------------------------------------------------------------------
  1 Nonperforming Nonaccrual Loans      $3,164         $61         n/m      $3,132         1.0%     $3,140      $2,341      $1,162
  2 Performing Nonaccrual Loans          1,688       4,404       -61.7%      1,695        -0.4%      1,898       2,459       3,889
                                   ------------------------            ------------            ------------------------------------
  3 Total Nonaccrual Loans               4,852       4,465         8.7%      4,827         0.5%      5,038       4,800       5,051
  4 Accruing Loans 90+ Days                297          65       356.9%        251        18.3%        179          82         252
       Past Due                    ------------------------            ------------            ------------------------------------
  5 Total Nonperforming Loans            5,149       4,530        13.7%      5,078         1.4%      5,217       4,882       5,303
  6 Repossessed Collateral                 613         647        -5.3%        613         0.0%        613         647         656
  7 Total Nonperforming Loans &    ------------------------            ------------            ------------------------------------
  8     Repossessed Collateral          $5,762      $5,177        11.3%     $5,691         1.2%     $5,830      $5,529      $5,959
                                   ========================            ============            ====================================

  9 Classified Loans                   $24,419     $20,180        21.0%    $21,403        14.1%    $22,498     $18,439     $24,111
                                   ========================            ============            ====================================

 10 Allowance for Loan Losses          $52,506     $55,330        -5.1%    $52,938        -0.8%    $53,473     $54,889     $55,338
 11 Total Loans Outstanding          2,502,976   2,531,734        -1.1%  2,511,374        -0.3%  2,521,738   2,519,898   2,552,929
 12 Total Assets                     4,558,959   4,769,335        -4.4%  4,657,016        -2.1%  4,647,069   4,748,829   4,844,116

 13 Allowance for Loan Losses /           2.10%       2.19%                   2.11%                   2.12%       2.18%       2.17%
       Total Loans
 14 Nonperforming Loans /                 0.21%       0.18%                   0.20%                   0.21%       0.19%       0.21%
       Total Loans
 15 Nonperforming Loans & Repossessed
 16     Collateral/Total Assets           0.13%       0.11%                   0.12%                   0.13%       0.12%       0.12%
 17 Allowance/Nonperforming Loans         1020%       1221%                   1042%                   1025%       1124%       1044%
 18 Allowance for Loan Losses /            215%        274%                    247%                    238%        298%        230%
       Classified Loans
 19 Classified Loans /
 20   (Equity + Allowance for              5.5%        4.2%                    4.7%                    4.9%        3.9%        5.0%
         Loan Losses)


WESTAMERICA BANCORPORATION           Public Information January 17, 2008
FINANCIAL HIGHLIGHTS
 December 31, 2007

10.Capital.


                                   (dollars in thousands, except per-share amounts)
                                                            12/31/07 /              12/31/07 /
                                      12/31/07    12/31/06  12/31/06    9/30/07      9/30/07     6/30/07     3/31/07     9/30/06
                                   ------------------------------------------------------------------------------------------------
  1 Shareholders' Equity              $394,603    $424,235        -7.0%   $403,651        -2.2%   $407,982    $419,810    $428,732
  2 Tier I Regulatory Capital          278,970     298,576        -6.6%    283,015        -1.4%    286,818     293,382     300,344
  3 Total Regulatory Capital           318,089     339,114        -6.2%    322,598        -1.4%    326,582     333,658     341,207

  4 Total Assets                     4,558,959   4,769,335        -4.4%  4,657,016        -2.1%  4,647,069   4,748,829   4,844,116
  5 Risk-Adjusted Assets             2,986,737   3,057,054        -2.3%  3,017,668        -1.0%  3,014,947   3,043,445   3,094,942

  6 Shareholders' Equity /                8.66%       8.90%                   8.67%                   8.78%       8.84%       8.85%
       Total Assets
  7 Shareholders' Equity /               15.77%      16.76%                  16.07%                  16.18%      16.66%      16.79%
       Total Loans
  8 Tier I Capital /Total Assets          6.12%       6.26%                   6.08%                   6.17%       6.18%       6.20%
  9 Tier I Capital  / Risk-Adjusted       9.34%       9.77%                   9.38%                   9.51%       9.64%       9.70%
       Assets
 10 Total Capital / Risk-Adjusted        10.65%      11.09%                  10.69%                  10.83%      10.96%      11.02%
       Assets
 11 Shares Outstanding                  29,018      30,547        -5.0%     29,378        -1.2%     29,732      30,158      30,910
 12 Book Value Per Share                $13.60      $13.89        -2.1%     $13.74        -1.0%     $13.72      $13.92      $13.87
 13 Market Value Per Share              $44.55      $50.63       -12.0%     $49.81       -10.6%     $44.24      $48.17      $50.51



   14 Share Repurchase Programs


                                   (shares in thousands)
                                                             Q4'07 /                 Q4'07 /
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
 15 Total Shares Repurchased /             491         410        19.5%        492        -0.3%      1,886       1,767         6.8%
       Canceled
 16   Average Repurchase Price          $44.88      $49.49        -9.3%     $43.90         2.2%     $46.18      $50.40        -8.4%
 17 Net Shares Repurchased                 360         363        -0.8%        354         1.8%      1,529       1,335        14.5%




11.Period-End Balance Sheets.


                                   (unaudited, dollars in thousands)
                                                            12/31/07 /              12/31/07 /
                                      12/31/07    12/31/06  12/31/06     9/30/07     9/30/07     6/30/07     3/31/07     9/30/06
                                   ------------------------------------------------------------------------------------------------
  1 Assets:
  2   Cash and Money Market Assets    $210,097    $185,009        13.6%   $219,960        -4.5%   $164,390    $208,734    $192,175
  3   Investment Securities            532,821     615,525       -13.4%    570,086        -6.5%    582,959     602,220     617,736
         Available For Sale
  4   Investment Securities          1,045,288   1,165,092       -10.3%  1,081,009        -3.3%  1,104,132   1,142,382   1,211,589
         Held to Maturity
  5   Loans, gross                   2,502,976   2,531,734        -1.1%  2,511,374        -0.3%  2,521,738   2,519,898   2,552,929
                                   ------------------------            ------------            ------------------------------------
  6   Allowance For Loan Losses        (52,506)    (55,330)       -5.1%    (52,938)       -0.8%    (53,473)    (54,889)    (55,338)
                                   ------------------------            ------------            ------------------------------------
  7   Loans, net                     2,450,470   2,476,404        -1.0%  2,458,436        -0.3%  2,468,265   2,465,009   2,497,591

  8   Premises and Equipment            28,380      30,188        -6.0%     28,666        -1.0%     29,169      29,643      30,979
  9   Identifiable Intangible           18,429      22,082       -16.5%     19,322        -4.6%     20,215      21,108      23,098
         Assets
 10   Goodwill                         121,719     121,719         0.0%    121,719         0.0%    121,719     121,719     121,719
 11   Interest Receivable and          151,755     153,316        -1.0%    157,818        -3.8%    156,220     158,014     149,229
         Other Assets              ------------------------            ------------            ------------------------------------
 12 Total Assets                    $4,558,959  $4,769,335        -4.4% $4,657,016        -2.1% $4,647,069  $4,748,829  $4,844,116
                                   ========================            ============            ====================================

 13 Liabilities and Shareholders' Equity:
 14   Deposits:
 15     Noninterest Bearing         $1,245,500  $1,341,019        -7.1% $1,251,572        -0.5% $1,266,941  $1,293,920  $1,298,519
 16     Interest-Bearing               544,411     588,668        -7.5%    549,263        -0.9%    554,036     584,026     581,705
           Transaction
 17     Savings                        760,006     865,268       -12.2%    806,797        -5.8%    809,791     851,800     926,262
 18     Time                           714,873     721,779        -1.0%    732,582        -2.4%    704,264     714,626     744,645
                                   ------------------------            ------------            ------------------------------------
 19   Total Deposits                 3,264,790   3,516,734        -7.2%  3,340,214        -2.3%  3,335,032   3,444,372   3,551,131
                                   ------------------------            ------------            ------------------------------------

 20   Short-Term Borrowed Funds        798,599     731,977         9.1%    815,101        -2.0%    809,261     776,781     768,841
 21   Debt Financing and                36,773      36,920        -0.4%     36,809        -0.1%     36,846      36,883      36,956
         Notes Payable
 22   Liability For Interest,           64,194      59,469         7.9%     61,241         4.8%     57,948      70,983      58,456
         Taxes and Other           ------------------------            ------------            ------------------------------------
 23 Total Liabilities                4,164,356   4,345,100        -4.2%  4,253,365        -2.1%  4,239,087   4,329,019   4,415,384
                                   ------------------------            ------------            ------------------------------------
 24 Shareholders' Equity:
 25   Paid-In Capital                 $337,201    $344,263        -2.1%   $337,627        -0.1%   $338,290    $341,724    $346,603
 26   Accumulated Other Comprehensive
 27         (Loss) Income               (4,520)      1,850      -344.3%       (412)      997.2%       (777)      3,593       1,805
 28   Retained Earnings                 61,922      78,122       -20.7%     66,436        -6.8%     70,469      74,493      80,324
                                   ------------------------            ------------            ------------------------------------
 29 Total Shareholders' Equity         394,603     424,235        -7.0%    403,651        -2.2%    407,982     419,810     428,732
                                   ------------------------            ------------            ------------------------------------
 30 Total Liabilities and           $4,558,959  $4,769,335        -4.4% $4,657,016        -2.1% $4,647,069  $4,748,829  $4,844,116
       Shareholders' Equity        ========================            ============            ====================================


WESTAMERICA BANCORPORATION           Public Information January 17, 2008
FINANCIAL HIGHLIGHTS
 December 31, 2007

12.Income Statements.


                                   (unaudited, dollars in thousands, except per-share amounts)
                                                             Q4'07 /                 Q4'07 /
                                      Q4'07       Q4'06       Q4'06       Q3'07       Q3'07    12/31'07YTD 12/31'06YTD 12/31'06YTD
                                   ------------------------------------------------------------------------------------------------
  1 Interest and Fee Income:
  2   Loans                            $40,214     $41,198        -2.4%    $41,134        -2.2%   $162,242    $164,756        -1.5%
  3   Money Market Assets and                3           2         n/m           2         n/m           7           5         n/m
         Funds Sold
  4   Investment Securities              6,528       7,185        -9.1%      6,713        -2.8%     27,205      29,363        -7.4%
         Available For Sale
  5   Investment Securities             11,116      12,421       -10.5%     11,448        -2.9%     46,418      52,391       -11.4%
         Held to Maturity          ------------------------            ------------            ------------------------
  6 Total Interest Income               57,861      60,806        -4.8%     59,297        -2.4%    235,872     246,515        -4.3%
                                   ------------------------            ------------            ------------------------
  7 Interest Expense:
  8   Transaction Deposits                 515         486         6.0%        526        -2.1%      2,093       1,771        18.2%
  9   Savings Deposits                   1,636       1,203        36.0%      1,649        -0.8%      6,144       4,198        46.4%
 10   Time Deposits                      6,975       7,594        -8.2%      7,791       -10.5%     29,612      27,578         7.4%
 11   Short-Term Borrowed Funds          6,779       7,622       -11.1%      8,601       -21.2%     32,393      29,389        10.2%
 12   Debt Financing and                   578         578        -0.0%        578        -0.0%      2,313       2,332        -0.8%
         Notes Payable             ------------------------            ------------            ------------------------
 13 Total Interest Expense              16,483      17,483        -5.7%     19,145       -13.9%     72,555      65,268        11.2%
                                   ------------------------            ------------            ------------------------

 14 Net Interest Income                 41,378      43,323        -4.5%     40,152         3.1%    163,317     181,247        -9.9%
                                   ------------------------            ------------            ------------------------
 15 Provision for Credit Losses            475          70       578.6%         75       533.3%        700         445        57.3%
                                   ------------------------            ------------            ------------------------
 16 Noninterest Income:
 17   Service Charges on                 7,422       6,990         6.2%      7,569        -1.9%     30,235      28,414         6.4%
         Deposit Accounts
 18   Merchant Credit Card               2,817       2,652         6.2%      2,808         0.3%     10,841       9,860         9.9%
 19   ATM Fees & Interchange               709         676         4.9%        723        -1.9%      2,824       2,824        -0.0%
 20   Debit Card Fees                      972         902         7.8%        969         0.3%      3,797       3,489         8.8%
 21   Financial Services                   265         331       -19.9%        383       -30.8%      1,321       1,368        -3.4%
         Commissions
 22   Mortgage Banking                      32          45       -28.9%         29        10.3%        124         179       -30.6%
 23   Trust Fees                           303         311        -2.6%        337       -10.1%      1,281       1,178         8.7%
 24   Life Insurance Gains                   0           0         n/m           0         n/m         822           0         n/m
 25   Other                              2,137       1,840        16.2%      1,826        17.0%      8,033       8,035        -0.0%
                                   ------------------------            ------------            ------------------------
 26 Total Noninterest Income            14,657      13,747         6.6%     14,644         0.1%     59,278      55,347         7.1%
                                   ------------------------            ------------            ------------------------
 27 Noninterest Expense:
 28   Salaries and Related              12,366      12,405        -0.3%     12,587        -1.8%     50,142      52,302        -4.1%
         Benefits
 29   Occupancy                          3,386       3,227         4.9%      3,327         1.8%     13,346      13,047         2.3%
 30   Equipment                            934       1,174       -20.4%      1,083       -13.8%      4,302       4,949       -13.1%
 31   Data Processing                    2,202       1,529        44.0%      1,800        22.3%      7,069       6,097        15.9%
 32   Professional Fees                    534         614       -13.0%        451        18.4%      1,889       2,437       -22.5%
 33   VISA Litigation                    2,338           0         n/m           0         n/m       2,338           0         n/m
 34   Other                              5,446       5,543        -1.7%      5,605        -2.8%     22,342      22,892        -2.4%
                                   ------------------------            ------------            ------------------------
 35 Total Noninterest Expense           27,206      24,492        11.1%     24,853         9.5%    101,428     101,724        -0.3%
                                   ------------------------            ------------            ------------------------

 36 Income Before Income Taxes          28,354      32,508       -12.8%     29,868        -5.1%    120,467     134,425       -10.4%
 37 Provision for income taxes           6,522       8,550       -23.7%      7,846       -16.9%     30,691      35,619       -13.8%
                                   ------------------------            ------------            ------------------------
 38 Net Income                         $21,832     $23,958        -8.9%    $22,022        -0.9%    $89,776     $98,806        -9.1%
                                   ========================            ============            ========================

 39 Average Shares Outstanding          29,213      30,699        -4.8%     29,532        -1.1%     29,753      31,202        -4.6%
 40 Diluted Average Shares              29,575      31,204        -5.2%     29,915        -1.1%     30,165      31,739        -5.0%
       Outstanding
 41 Per Share Data:
 42   Basic Earnings                     $0.75       $0.78        -4.2%      $0.75         0.0%      $3.02       $3.17        -4.7%
 43   Diluted Earnings                    0.74        0.77        -3.9%       0.74         0.0%       2.98        3.11        -4.4%
 44   Dividends Paid                      0.34        0.34         0.0%       0.34         0.0%       1.36        1.30         4.6%
